                                                                 EXHIBIT 10.13.1



    Amendment No. 1 to Credit Agreement dated June 29, 1998 by and among the Company, NationsBank, National Association, as Lender, and NationsBank, National
                      Association as Agent for the Lenders

                                AMENDMENT NO. 1
                            TO THE CREDIT AGREEMENT


     This AMENDMENT AGREEMENT (the "Amendment Agreement"), dated as of June
29, 1998 is made by and among ACSYS, INC. (formerly known as ICCE, INC.) a Georgia corporation having its principal place of business in Atlanta, Georgia (the "Borrower"), NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Lender, and NATIONSBANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Borrower, the Agent and the Lenders have heretofore entered into that certain Credit Agreement dated as of May 16, 1997 (as amended, modified or restated from time to time, the "Credit Agreement") pursuant to which the Lenders agreed to make a revolving credit facility to the Borrower; and

     WHEREAS, (i) the Agent and certain Subsidiaries (the "Original Guarantors") have heretofore entered into a certain Guaranty Agreement dated as of May 16, 1997 (the "Original Guaranty Agreement") and (ii) the Agent and certain other Subsidiaries (the "Subsequent Guarantors") (the Original Guarantors and the Subsequent Guarantors being referred to hereinafter collectively as the "Guarantors") have entered into subsequent Guaranty Agreements as required by to Section 7.19 of the Credit Agreement (the "Subsequent Guaranty Agreements")
   ------------
(the Original Guaranty Agreement and the Subsequent Guaranty Agreements being referred to hereinafter collectively as the "Guaranty Agreement"), pursuant to which the Guarantors have guaranteed the Borrower's Obligations under the Credit Agreement; and

     WHEREAS, (i) the Agent, the Borrower and the Original Guarantors have entered into a certain Security Agreement dated as of May 16, 1997 (the "Original Security Agreement") and (ii) the Agent and the Subsequent Guarantors have entered into subsequent Security Agreements as required by Section 7.19 of
                                                                ------------
the Credit Agreement, pursuant to which the Borrower and the Guarantors have granted to the Agent for the benefit of the Secured Parties (as defined in the Security Agreement) a security interest in certain of their personal property and assets as collateral security for payment and performance of the Borrower's Obligations under the Credit Agreement and the Guarantor's Obligations (as defined in the Guaranty Agreement) under the Guaranty Agreement; and

     WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement in the manner provided herein; and

     WHEREAS, upon the terms and conditions contained herein, the Agent and the Lenders are willing to amend the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

A.               CREDIT AGREEMENT AMENDMENT.  Subject to the conditions hereof,
                 --------------------------
the Credit Agreement is hereby amended, effective as of the date the conditions set forth in Section 3 of this Amendment Agreement are satisfied, as follows:

     (a) The following new definitions are added to Section 1.1:
                                                    -----------

          "`Amendment No. 1' means that certain Amendment Agreement dated as of
     June 26,   1998 between the Borrower, the Agent, and the Guarantors.

          `Direct Foreign Subsidiary' means any Foreign Subsidiary a majority of whose outstanding Voting Stock is owned by the Borrower or a Domestic Subsidiary.

          `Domestic Subsidiary' means any Subsidiary of the Borrower organized under the laws of the United States of America or a state or territory thereof.

          `Foreign Subsidiary' means any Subsidiary of the Borrower that is not a Domestic Subsidiary.

          `Subordinated Indebtedness' means Indebtedness subordinated to the
Obligations in   accordance with such terms as shall be acceptable to the
Required Lenders.

          `Voting Stock' means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency."

     (b) The following definitions are amended in their entirety so that as amended they read as follows:

          "`Adjusted Consolidated EBITDA' means Consolidated EBITDA; provided,
                                                                     --------
     however, that with respect to any Acquisition which occurs within the Four-
     --------
     Quarter Period for which the computation thereof is being made, Consolidated EBITDA shall be adjusted by adding (i) historical pro forma reductions in compensation expense that are substantiated by employment contracts, (ii) certain one-time combination expenses such as accounting, investment banker, broker and legal fees, and (iii) certain other demonstrable adjustments approved by the Agent; provided, further, that
                                                     --------  -------
     with respect to an Acquisition which is accounted for as a "purchase", for the Four-Quarter Period following the date of such Acquisition, Consolidated EBITDA shall be adjusted to include the results of operations of the Person or assets so acquired which amounts shall be determined on an historical pro forma basis for the Four-Quarter Period preceding or including the date of such Acquisition as if such Acquisition had been consummated as a "pooling of interest", plus to the extent applicable, any adjustments made in accordance with Securities and Exchange Commission Rule 17 C.F.R 210.11-02.

          `Change of Control' means, at any time:

          (i) any "person" or "group" (each as used in Sections 13(d)(3) and (14(d)(2) of the Exchange Act), other than Persons owning 30% or more of the Voting Stock of the Borrower on the effective date of Amendment No.1, either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of Voting Stock of the Borrower (or securities convertible into or exchangeable for such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of the Borrower (on a fully diluted basis) or (B) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower;

          (ii) during any period of up to 24 consecutive months, commencing on the effective date of Amendment No. 1, individuals who at the beginning of such 24-month period were directors of the Borrower shall cease for any reason (other than the death, disability or retirement of an officer of the Borrower that is serving as a director at such time so long as another officer of the Borrower replaces such Person as a director) to constitute a majority of the board of directors of the Borrower;

          (iii) any Person or two or more Persons, other than those Persons listed in clause (ii) hereof, acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the Borrower.

     The registration and sale by the Borrower of any security issued by it pursuant to the Securities Act of 1933, as amended, shall not constitute a Change in Control.

          `Consolidated Funded Indebtedness' means, as of the date of
     computation thereof,   Indebtedness for Money Borrowed plus all
     Subordinated Indebtedness of the Borrower and its Subsidiaries, including any liability associated with an earn-out obligation arising in connection with an Acquisition which is recorded as a liability on the consolidated balance sheet of the Borrower and its Subsidiaries all as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

          `Revolving Credit Termination Date' means (i) June 30, 2002 or (ii)
     such earlier date   of termination of the Lenders' obligations pursuant to
     Section 9.01 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily permanently terminate the Revolving Credit Facility by payment in full of all Obligations.

          `Total Revolving Credit Commitment' means a principal amount equal to $25,000,000, as reduced from time to time in accordance with Section 2.07."
                                                             ------------

     (c) The definition of "Unused Fee" is hereby amended by as follows:

          (i) deleting the table in its entirety and placing in lieu thereof the following table:


            Tier                      Consolidated Leverage Ratio              Unused Fee
---------------------------------------------------------------------------------------------

I                                 Equal to or less than 1.00 to 1.00                    0.200%
---------------------------------------------------------------------------------------------
II                                              Greater than 1.00 to 1.00               0.250%
                                   and equal to or less than 1.50 to 1.00
---------------------------------------------------------------------------------------------
III                                             Greater than 1.50 to 1.00               0.250%
                                   and equal to or less than 2.00 to 1.00
---------------------------------------------------------------------------------------------
IV                                              Greater than 2.00 to 1.00               0.300%
                                  and equal to or less  than 2.50 to 1.00
---------------------------------------------------------------------------------------------
V                                               Greater than 2.50 to 1.00               0.375%
---------------------------------------------------------------------------------------------

          (ii) deleting the last sentence in its entirety and placing in lieu thereof the following:

          "From the effective date of Amendment No. 1 to the date next following the date the next Compliance Certificate is received, the Unused Fee shall be based on the Compliance Certificate required to be delivered for the fiscal quarter ended March 31, 1998."

     (d) The definition of  "Applicable Margin" is hereby amended as follows:

          (i) deleting the table in its entirety and placing in lieu thereof the following table:


    Tier            Consolidated Leverage Ratio          Applicable Margin        Applicable Margin
                                                           for Base Loans       for Eurodollar Loans
-----------------------------------------------------------------------------------------------------

I                Equal to or less than 1.00 to 1.00                     0.00%                    1.00%
-----------------------------------------------------------------------------------------------------
II                          Greater than 1.00 to 1.00                   0.00%                    1.25%
               and equal to or less than 1.50 to 1.00
-----------------------------------------------------------------------------------------------------
III                         Greater than 1.50 to 1.00                   0.00%                    1.50%
               and equal to or less than 2.00 to 1.00
-----------------------------------------------------------------------------------------------------
IV                          Greater than 2.00 to 1.00                   0.25%                    1.75%
               and equal to or less than 2.50 to 1.00
-----------------------------------------------------------------------------------------------------
V                           Greater than 2.50 to 1.00                   0.50%                    2.00%
-----------------------------------------------------------------------------------------------------

          (ii) deleting the last sentence in its entirety and placing in lieu thereof the following:

          "From the effective date of Amendment No. 1 to the date next following the date the next Compliance Certificate is received, the Applicable Margin shall be based on the Compliance Certificate required to be delivered for the fiscal quarter ended March 31, 1998."

     (e) Section 2.03 is hereby amended by deleting the last sentence of such
         ------------
section in its entirety.

     (f) Section 2.12 is hereby amended by deleting said section in its entirety
         ------------
and placing in lieu thereof the following:

          "2.12  Use of Proceeds.  The proceeds of the Loans made pursuant to
                 ---------------
     the Revolving   Credit Facility hereunder shall be used by the Borrower to
     (i) to finance up to $5,000,0000 of the Borrower's working capital requirements and (ii) to finance Acquisitions permitted herein."

     (g) Section 7.01 is hereby amended as follows:
         ------------

          (i) by deleting the number "45" from the first line of paragraph (b) and placing in lieu thereof the number "60";

          (ii) by deleting the number "45" from the first line of paragraph (f) and placing in lieu thereof inserting the number "60";

          (iii)  by adding a new paragraph (h) to read as follows:

               "(h)    forms 10-K and 10-Q within 15 days of filing such forms
with the Securities and Exchange Commission;"

          (iv) by deleting paragraph (c) in its entirety;

     (h)  Section 7.19 is hereby amended by deleting said section in its
          ------------
entirety and placing in lieu thereof the following:

          "7.19   New Subsidiaries.  (a) Within thirty (30) days of the
                  ----------------
     acquisition or creation of any Domestic Subsidiary or Direct Foreign Subsidiary cause to be delivered to the Agent for the benefit of the Lenders each of the following:
               (i) in the case of a Domestic Subsidiary, (A) a Guaranty Agreement executed by such Domestic Subsidiary substantially in the form attached hereto as Exhibit K; (B) a Security Agreement executed
                                  ---------
          by such Domestic Subsidiary substantially in the form of Exhibit G
                                                                   ---------
          hereto;

               (ii) (A) in the case that such Subsidiary is directly owned by the Borrower or a Domestic Subsidiary which has previously delivered a Pledge Agreement, a revised Schedule I to the Pledge Agreement together with (1) stock certificates or other appropriate evidence of ownership representing 100% of the capital stock and related interests and rights of a Domestic Subsidiary or (2) not less than 65% of the Voting Stock and 100% of the non-voting common stock and related interests and rights of any Direct Foreign Subsidiary and (3) duly executed stock powers or powers of assignment in blank affixed thereto;

               (B) in the case that such Subsidiary is directly owned by a Domestic Subsidiary which has not previously delivered a Pledge Agreement, a Pledge Agreement substantially in the form attached hereto as Exhibit H, with appropriate revisions as to the identity of the pledgor (and as required by applicable law and Section 7.19(b) if
                                                             ---------------
          such Subsidiary is a Foreign Subsidiary), and securing the obligations of such Pledgor under its Guaranty Agreement, together with (1) stock certificates or other appropriate evidence of ownership representing 100% of the capital stock and related interests and rights of a Domestic Subsidiary or (2) not less than 65% of the Voting Stock and 100% of the non-voting common stock and related interests and rights of any Direct Foreign Subsidiary and (3) duly executed stock powers or powers of assignment in blank affixed thereto;

               (iii) an opinion of counsel to the Subsidiary dated as of the date of delivery of the documents required by the foregoing clauses
          (i) and (ii) and addressed to the Agent and the Lenders, in form and substance substantially similar to the opinion of counsel delivered pursuant to Section 5.01(c) (or otherwise reasonably acceptable to the
                      ---------------
          Agent) with respect to each Loan Party which is party to any Loan Document which such newly acquired or created Subsidiary is required to deliver or cause to be delivered pursuant to the foregoing clauses
          (i) and (ii);

               (iv) current copies of the charter documents, including partnership agreements and certificate of limited partnership, if applicable, and bylaws of such Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners or appropriate committees thereof (and, if required by such charter documents, bylaws or applicable laws, of the shareholders or partners) of such Subsidiary authorizing the actions and the execution and delivery of documents described in clauses (i) and (ii) of this Section 7.19 and evidence
                                                    ------------
          satisfactory to the Agent (confirmation of the receipt of which will be provided by the Agent) that such Subsidiary is Solvent as of such dated and after giving effect to the Loan Documents executed by such Subsidiary;
          (b) Subject to the thirty day compliance period set forth in clause
     (a) of this Section 7.19, cause at all times the Agent to have a duly
                 ------------
     perfected first priority security interest in (i) 100% of the capital stock and related interests and rights of a Domestic Subsidiary or (ii) not less than 65% of the Voting Stock and 100% of the non-voting common stock and related interests and rights of any Direct Foreign Subsidiary.

     (i) Section 8.01 is hereby amended by deleting the number "3.00" and
         ------------
placing in lieu thereof the number "3.25".

     (j) Section 8.02 is hereby amended by deleting said section in its entirety
         ------------
and placing in lieu thereof the following:

          "8.02 Consolidated Fixed Charge Coverage Ratio.   Permit at the end of
                ----------------------------------------
each fiscal quarter the Consolidated Fixed Charge Coverage Ratio to be less than that set forth opposite each such period:


Four-Quarter Period Ending                        Consolidated Fixed Charge Coverage Ratio
-----------------------------------------------------------------------------------------------
Closing - September 30, 1998                                    1.40 to 1.00
-----------------------------------------------------------------------------------------------
Thereafter                                                      1.50 to 1.00
-----------------------------------------------------------------------------------------------

     (k) Section 8.03 is hereby amended by deleting said section in its entirety
         ------------
and placing in lieu thereof the following:

          "8.03 Consolidated Capitalization Ratio.    Permit at any time the
Consolidated  Capitalization Ratio to exceed 0.55 to 1.00."
     (l) Section 8.05 is hereby amended as follows:
         ------------

          (i) deleting the amount "$200,000" in paragraph (d) and placing in lieu thereof the amount "$1,000,000";

          (ii) deleting paragraph (e) in its entirety and placing in lieu thereof the following:

                    "(e)   Indebtedness in the form of seller notes related to
          Acquisitions permitted by Section 8.07; provided that such seller
                                    ------------- --------
          notes are subordinated in writing to the Obligations on terms acceptable to the Agent and provided further that the aggregate
                                      -------- -------
          principal amount outstanding of such seller notes shall in no event exceed $2,500,000 at any time;"

          (iii) deleting the amount "$100,000.00" in paragraph (h) and placing in lieu thereof the amount "$500,000";

     (m) Section 8.07 is hereby amended as follows:
         ------------

          (i) deleting clause (D) of paragraph (iv) in its entirety and placing in lieu thereof the following:

                    "(D) if the Person to be (or whose assets are to be) Acquired is domiciled outside of the United States of America or if the Cost of Acquisition shall exceed (x) $7,500,000 for any single Acquisition or (y) cause the aggregate Cost of Acquisitions over the life of the Revolving Credit Facility to exceed $15,000,000, the consent of the Required Lenders shall be required, and"

     (n) Section 8.09 is hereby amended by deleting it in its entirety and
         ------------
placing in lieu thereof the following:

          "8.09   Dividends or Distributions.  Declare or pay any dividend or
                  --------------------------
     other distribution,   direct or indirect, on account of any shares of any
     class of stock of the Borrower or any of the Guarantors (other than those payable or distributable solely to the Borrower or another Guarantor) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class."

     (o) Section 9.01(e) is hereby amended by deleting the amount "$50,000" and
         ---------------
placing in lieu thereof the amount "$500,000";

     (p) Section 9.01(i) is hereby amended by deleting the amount "$50,000" and
         ---------------
placing in lieu thereof the amount "$500,000";

     (q) Section 11.01(a)(i) is hereby amended by deleting the amount
         -------------------
"$2,500,000" and placing in lieu thereof the amount "$5,000,000".

2.   REPRESENTATIONS AND WARRANTIES.  In order to induce the Agent and the
     ------------------------------
Lenders to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Credit Agreement has been re-examined by the Borrower and that except as disclosed by the Borrower in writing to the Lenders as of the date hereof:

          (a) The representations and warranties made by the Borrower in Article
                                                                         -------
     VI thereof are true on and as of the date hereof (except for those
     --
     representations and warranties which expressly relate to an earlier date) except that the financial statements referred to in Section 6.01(f) shall
                                                                 -------
     be those most recently furnished to each Lender pursuant to Section 7.01;
                                                                -------------

          (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the Closing Date, other than changes in the ordinary course of business, and no event has occurred which could reasonably be likely to have a Material Adverse Effect; and

          (c) No condition exists which would constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the Notes, either immediately or with the lapse of time or the giving of notice, or both.

3.   CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement is
     --------------------
subject to the receipt by the Agent of the following:

          (a) five counterparts of this Amendment Agreement duly executed by all signatories hereto; and

          (b) copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities; and

          (c) receipt of payment by the Agent for all its fees, costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment Agreement, including without limitation the reasonable fees and disbursements of counsel to the Agent.

All proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Lenders, the Agent and their counsel.

4.   ENTIRE AGREEMENT.  This Amendment Agreement sets forth the entire
     ----------------
understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

5.   CONSENT OF GUARANTORS.  The Guarantors have joined in the execution of
     ---------------------
this Amendment Agreement for the purposes of consenting hereto and for the further purpose of confirming their guaranty of the Obligations of the Borrower as provided in the Guaranty Agreement. Without limiting the generality of the foregoing, each Guarantor acknowledges the increase in the amount of the Obligations as a result of the terms of this Amendment Agreement.

6.   FULL FORCE AND EFFECT OF AGREEMENT.  Except as hereby specifically
     ----------------------------------
amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

7.   COUNTERPARTS.  This Amendment Agreement may be executed in any number
     ------------
of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

8.   GOVERNING LAW.  Section 11.10 of the Credit Agreement shall apply to
     -------------   -------------
this Amendment Agreement.

9.   ENFORCEABILITY.  Should any one or more of the provisions of this
     --------------
Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.  CREDIT AGREEMENT.  All references in any of the Loan Documents to the
     ----------------
Credit Agreement shall mean and include the Credit Agreement as amended hereby.

11.  SUCCESSORS AND ASSIGNS.  This Amendment Agreement shall be binding
     ----------------------
upon and inure to the benefit of each of the Borrower, the Lenders, the Agent and their respective successors, assigns and legal representatives; provided,
                                                                    --------
however, that the Borrower, without the prior written consent of the Lenders,
-------
may not assign any rights, powers, duties or obligations hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                              ACSYS, INC.
WITNESS:

/s/ Jerri L. Davis                By:  /s/ Timothy Mann, Jr.
------------------
                                  Name:   Timothy Mann, Jr.
/s/ Lisa M. Durham                Title:  Chief Executive Officer
------------------                        -----------------------

                              GUARANTORS:
                              ----------

                                    DAVID C. COOPER AND
                                    ASSOCIATES, INC.
WITNESS:

/s/ Jerri L. Davis                  By:  /s/ Timothy Mann, Jr.
------------------
                                    Name:  Timothy Mann, Jr.
/s/ Michelle Edwards                Title:  President
------------------


                                    ACSYS FINANCIAL STAFFING, INC.
WITNESS:

/s/ Jerri L. Davis                  By:   /s/ Timothy Mann, Jr.
------------------
                                    Name:  Timothy Mann, Jr.
/s/ Michelle Edwards                Title:  President
------------------


                                    EKT, INC.
WITNESS:

/s/ Jerri L. Davis                  By:  /s/ Timothy Mann, Jr.
------------------
                                    Name:   Timothy Mann, Jr.
/s/ Michelle Edwards                Title:  President
------------------


                                    INFINITY ENTERPRISES, INC.
WITNESS:

/s/ Jerri L. Davis                  By:   /s/ Timothy Mann, Jr.
------------------
                                    Name:   Timothy Mann, Jr.
/s/ Michelle Edwards                Title:  President
------------------


                                    CAMA OF TAMPA, INC.
WITNESS:

/s/ Jerri L. Davis                  By:   /s/ Timothy Mann, Jr.
------------------
                                    Name:   Timothy Mann, Jr.
/s/ Michelle Edwards                Title:  President
------------------

                                    ACSYS RESOURCES, INC.
WITNESS:

/s/ Jerri L. Davis                  By:   /s/ Timothy Mann, Jr.
------------------
                                    Name:   Timothy Mann, Jr.
/s/ Lisa M. Durham                  Title:  President
------------------


                                    C.P.A. STAFFING, INC.
WITNESS:

/s/ Jerri L. Davis                  By:   /s/ Timothy Mann, Jr.
------------------
                                    Name:  Timothy Mann, Jr.
/s/ Lisa M. Durham                  Title:  President
------------------


                                    RYLAN FORBES CONSULTING GROUP, INC.
WITNESS:

/s/ Jerri L. Davis                  By:  /s/ Timothy Mann, Jr.
------------------
                                    Name:  Timothy Mann, Jr.
/s/ Lisa M. Durham                  Title:  President
------------------


                                    ICON SEARCH & CONSULTING, INC.
WITNESS:

/s/ Jerri L. Davis                  By:   /s/ Timothy Mann, Jr.
------------------
                                    Name:   Timothy Mann, Jr.
/s/ Lisa M. Durham                  Title:  Treasurer and Secretary
------------------




                                    AI INVESTMENTS, INC.
WITNESS:

/s/ Mary Avery                      By:   /s/ Donald J. Bromley
------------------
                                    Name:   Donald J. Bromley
                                    Title:  Vice President

                                    DRAMONDI, INC.
WITNESS:

/s/ Jerri L. Davis                  By:   /s/ Timothy Mann, Jr.
------------------
                                    Name:  Timothy Mann, Jr.
/s/ Lisa M. Durham                  Title:  President
------------------

                              NATIONSBANK, NATIONAL ASSOCIATION,
                              as Agent and Lender
WITNESS:

                                    By:   /s/ Barbara P. Levy
------------------
                                    Name:  Barbara P. Levy
------------------                         ---------------
                                    Title:  Vice President
                                            --------------